                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           CRESCENT BANKING COMPANY
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                                 [LOGO OF CRESCENT BANKING COMPANY APPEARS HERE]


                                 March 24, 1997


TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Crescent Banking Company (the "Company"), which will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 17, 1997 at 2:00 p.m. ( the "Annual Meeting").

     At the Annual Meeting, you will be asked to consider and vote upon:

     (I) The election of two Class III directors to serve until the Annual Meeting in 2000 or until their successors are elected and qualified.

      We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. If you have any questions about the Proxy Statement, please let us hear from you.

                                       Sincerely,

                                       /s/ J. Donald Boggus, Jr.

                                       J. Donald Boggus, Jr.
                                       President and CEO

                                 March 24, 1997


TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Crescent Banking Company (the "Company"), which will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 17, 1997 at 2:00 p.m. (the "Annual Meeting").

     At the Annual Meeting, you will be asked to consider and vote upon:

     (I) The election of two Class III directors to serve until the Annual Meeting in 2000 or until their successors are elected and qualified.

      We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. If you have any questions about the Proxy Statement, please let us hear from you.

                                       Sincerely,

                                       /s/ J. Donald Boggus, Jr.

                                       J. Donald Boggus, Jr.
                                       President and CEO

                           CRESCENT BANKING COMPANY
                                251 HIGHWAY 515
                               JASPER, GA 30143

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 17, 1997

TO THE SHAREHOLDERS OF CRESCENT BANKING COMPANY:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Crescent Banking Company (the "Company") will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 17, 1997 at 2:00 p.m. ( the "Annual Meeting"), for the following purposes:

     1.  Elect Directors.   To elect two Class III directors to serve until the
         ----------------
         Annual Meeting of Shareholders in 2000 or until their successors are elected and qualified.

     2.  Other Business.  To transact such other business as may properly come
         ---------------
         before the Annual Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 20, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ J. Donald Boggus, Jr.

                                       J. Donald Boggus, Jr.
                                       President and CEO

March 24, 1997

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          OF CRESCENT BANKING COMPANY
                      TO BE HELD THURSDAY, APRIL 17, 1997

                                 INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Crescent Banking Company (the "Company") in connection with the solicitation by the Company of proxies for use at the 1997 Annual Meeting (the "Annual Meeting") of Shareholders of the Company to be held Thursday, April 17, 1997, and at any postponements or adjournments thereof. The Annual Meeting is being held to consider and vote upon (i) the election of two Class III directors to serve until the Annual Meeting of Shareholders in 2000 or until their successors are elected and qualified, and (ii) such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

     This Proxy Statement is dated March 24, 1997 and is first being mailed to the shareholders of the Company on or about March 24, 1997. A copy of the Company's 1996 Annual Report to Shareholders accompanies this Proxy Statement. Shareholders of the Company may also receive, at no charge except the Company's cost of copying exhibits, a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission by the Company for the year ended December 31, 1996, by making a written or oral request to J. Donald Boggus, Jr., President and CEO, Crescent Banking Company, P.O. Box 668, Jasper, Georgia 30143, telephone (706) 692-2424.

             RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of the Company has fixed the close of business on March 20, 1997 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 704,854 shares of the $1.00 par value common stock of the Company ("Common Stock") issued and outstanding and held by approximately 620 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR ELECTION OF THE TWO NOMINEES FOR DIRECTOR NAMED IN THE PROXY AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: Crescent Banking Company, Post Office Box 668, Jasper, Georgia, 30143, Attention: J. Donald Boggus, Jr., President and CEO.

COST OF SOLICITATION OF PROXIES

     The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph.

QUORUM AND VOTING REQUIREMENTS

     In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted.
The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, with respect to the proposal for the election of directors, abstentions and broker non-votes will not be counted as part of the base number votes to be used in determining if the proposal has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect, other than for the purpose of determining a quorum.

ADJOURNMENT

     In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors of the Company currently consists of six members divided into three classes, designated Class I, Class II, and Class III, each serving for a period of three years. The current members of the Company's Board of Directors are serving terms ending with the Company's annual meetings of shareholders in 1997 (Class III), 1998 (Class I), and 1999 (Class II). One-third of the members of the Board of Directors are elected by the shareholders annually. The Annual Meeting is being held in part to elect two Class III directors of the Company to serve until the Company's Annual Meeting of Shareholders in 2000 or until their respective successors are elected and qualified.

     The directors whose terms will expire at the 1997 Annual Meeting are Arthur
Howell and Michael W. Lowe.   Messrs. Howell and Lowe have been nominated by the
Board of Directors to stand for reelection. If elected, Messrs. Howell and Lowe will serve as Class III directors holding office until the Annual Meeting of Shareholders in 2000 and until their successors are elected and qualified. The following table sets forth as to each director or nominee his name; age at March 24, 1997; the date first elected as a director; a description of positions and offices with the Company (other than as a director), Crescent Bank and Trust Company (the "Bank"), and Crescent Mortgage Services, Inc. ("CMS"), if any; a brief description of principal occupation or occupations over at least the last five years; other business experience; the number of shares of Common Stock beneficially owned on March 24, 1997; and the percentage of the total shares of Common Stock outstanding on March 24, 1997 that such beneficial ownership represents. Messrs. Howell and Rast have served as directors of the Company since its organization, and as directors of the Bank from its organization until April 1995. Mr. Lowe has served as director of the Bank and of the Company since their respective organizations. Mr. Fendley, who has served as a director of the Bank since its organization, was elected to the Company's Board of Directors at the 1994 Annual Meeting. Mr. Howard has served as a director of the Bank and Company since the 1994 Annual Meeting. Mr. Elliott has served as a director of the Company since October 1996 and a director of the Bank since April 1995.

NAME AND AGE
AT MARCH 24, 1997        SHARES OWNED AND
DATE FIRST ELECTED       PERCENTAGE (1)          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------       ----------------        --------------------------------------------

        Nominees for Election to Class III Directors (Term Expiring 2000)
        -----------------------------------------------------------------

Arthur Howell            17,760 (2)              Mr. Howell was a partner in the Atlanta law firm of Alston & Bird, LLP  from
Age 78                   (2.51%)                 1945 through August 1988, and is  currently of counsel with that firm. He
1991                                             He is the President and a director of Summit Industries, Inc., a family-
                                                 owned consumer products company, and is a director of the Enterprise Group of Funds. Mr. Howell has served as Chairman of the Company's Board since
                                                 May 1995. Mr. Howell had previously served as Secretary of the Company.
                                                 Mr. Howell retired from the Bank's Board in April 1995.

Michael W. Lowe          70,150 (3)              Mr. Lowe founded Jasper Jeep Sales, Inc., in 1976 and has served as
Age 49                   (9.93%)                 its Chief Executive Officer since that time.
1991

        Incumbent Class I Directors (Term Expiring 1998)
        ------------------------------------------------

Charles R. Fendley        6,650                  Mr. Fendley served as the Vice President of Jasper Yarn  Processing, Inc.,
Age 51                   (.94%)                  a  textile  business, from 1972 until 1996, and a director  of  Oglethorpe
1994                                             Power Corporation since 1993. Since August 1996, Mr. Fendley has served as a mortgage officer of Crescent Bank and Trust Company. Mr. Fendley has served as Secretary of the Company since May, 1995.

A. James Elliott          5,400                  Mr. Elliott served as a partner with Alston & Bird, LLP for thirty years upon
Age 55                   (.77%)                  leaving in 1994. After leaving Alston & Bird, LLP in 1994, he joined Emory
1995                                             University Law School as the Associate Dean. Mr. Elliott has served as a director of the Bank since April 1995 and as its Chairman since April 1996.
                                                 Mr. Elliott has served on the Board of the Company since October 1996.

        Incumbent Class II Directors (Term Expiring 1999)
        -------------------------------------------------

L. Edmund Rast           11,400                  Mr. Rast began his career with the Southern Bell Telephone Company in
Age 81                   (1.61%)                 1937 and served in various capacities before leaving Southern Bell as
1991                                             President and Chief Executive Officer in 1981. Mr. Rast then joined
                                                 Audichron Co., an Atlanta electronics company, as Chairman and Chief
                                                 Executive Officer in 1983 and remained with Audichron until his retirement in 1984. Mr. Rast previously served as Chairman of the Board of the Bank until April 1995 when Mr. Rast retired from the Bank's Board. Mr. Rast also served as Chairman of the Board of the Company since its organization until May 1995.

Harry C. Howard          13,985                  Mr. Howard was a partner in the Atlanta law firm of King & Spalding from
Age 67                   (1.98%)                 1960 through 1992 and is presently a retired partner of such firm.  Mr.
1994                                             Howard served as Chairman of the Board of the Bank from April 1995 to
                                                 April 1996.

(1)  Information relating to beneficial ownership of Company Common Stock is
     based upon information   furnished by each person using "beneficial
     ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2)  Includes 1,000 shares held by Mr. Howell's wife, as to which shares Mr.
     Howell disclaims beneficial   ownership.

(3) Includes 13,200 shares held as custodian for Mr. Lowe's children and 2,500 shares held by his wife.

RECOMMENDATION AND REQUIRED VOTE

     A plurality of the votes cast by the shares entitled to vote on this proposal at the Annual Meeting, at which a quorum is present, is required for the election of each of the nominees listed above. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE TWO NOMINEES LISTED ABOVE. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.

                            ADDITIONAL INFORMATION

COMPENSATION OF DIRECTORS AND ATTENDANCE AT MEETINGS

     Members of the Board of Directors each received a $3000 retainer fee for their service on the Company's Board of Directors. Beginning in 1995, non-employee directors of the Company and the Bank received stock options pursuant to the 1995 Stock Option Plan for Outside Directors. Each Outside Director who serves in such capacity as of the day following the annual meeting of the Company's shareholders is granted an option to purchase 200 shares of Common Stock. The plan covers 25,000 shares of which 12,800 were granted in 1995. The Board of Directors held four meetings during 1996. Each director of the Company during 1996 who is a nominee for reelection attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which he serves.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Bank's Board of Directors maintains standing Executive, Audit, Mortgage Banking, Loan and Investment Committees. The Company's Board of Directors presently has only a standing Stock Option Committee, which is composed of Messrs. Howell (Chairman), Lowe and Rast. The Company's Board of Directors performs the function of a Nominating Committee. The Board will consider nominees for director recommended by a shareholder entitled to vote in the election of directors, provided that written notice of the shareholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Company, in the case of an annual meeting of shareholder, no later than 90 days prior to the close of business on the 10th day following the date on which notice of the meeting at which the election is to take place is first given to shareholders. The notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a statement that the shareholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) such information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (d) the consent of each nominee to serve as a director of the Company if so elected.

     The Audit Committee of the Board of Directors of the Bank is composed of Messrs. Harry Howard (Chairman), Charles Wynne, and Charles Fendley. The Audit Committee has the responsibility of reviewing the Bank's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee reports its findings to the Board of Directors. The Audit Committee held four meetings during the year ended December 31, 1996.

     While the Company does not have a standing compensation committee, the Board of Directors reviews and approves the compensation of executive officers of the Bank. All officers of the Company are compensated by the Bank.

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table also reflects the number of shares of Common Stock beneficially owned by (i) each of the directors, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all of the directors and executive officers of the Company as a group including the name and address of the only person known by the Company to beneficially own more than 5% of the Common Stock as of March 20, 1997, together with the number of shares and percentage of outstanding shares beneficially owned. Management of the Company is informed that all such shares were held individually by each such shareholder with sole voting and investment power, except as noted herein.

                                         AMOUNT AND NATURE
NAME AND ADDRESS                         OF BENEFICIAL               PERCENT
OF BENEFICIAL OWNER                      OWNERSHIP (1)               OF CLASS
-------------------                      -----------------           --------

Michael W. Lowe, Director                70,150 (2)                  9.93%
Fox Run
Jasper, GA 30143

Charles R. Fendley, Secretary            6,650                       0.94%
165 Town Creek Trail
Jasper, GA 30143

Arthur Howell, Chairman                  17,760 (3)                  2.51%
200 Larksbur Lane
Highlands, NC 28741

Harry C. Howard, Director                13,985                      1.98%
191 Peachtree Street
Suite 4900
Atlanta, GA 30303-1763

Robert C. KenKnight, Executive Officer   4,813                        .68%
2043 Woodland Way
Dunwoody, GA 30338

L. Edmund Rast, Director                 11,400                      1.61%
4434 Harris Valley Road
Atlanta, GA 30327


J. Donald Boggus, Jr., President/CEO (4)    6,750                     .95%
281 Happy Talk Trail
Jasper, GA 30143

A. James Elliott, Director                  5,400                     .77%
732 Big Canoe
Big Canoe, GA 30143

Michael P. Leddy, Senior Officer              -0-                       0%
4698 East Conway Drive
Atlanta, GA 30327

All  current directors and executive
officers  as a group (9 persons)          136,908 (5)               19.00%

(1) Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using "beneficial ownership" concepts as set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2) Includes 13,200 shares held as custodian for Mr. Lowe's children and 2,500 shares held by his wife.

(3) Includes 1,000 shares held by Mr. Howell's wife, as to which shares Mr. Howell disclaims beneficial ownership.

(4) Includes 6,000 shares subject to stock options currently exercisable or within 60 days and 340 shares held by Mr. Boggus' wife.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers who make in excess of $100,000 per year (collectively, the "named executive officers").

                          SUMMARY COMPENSATION TABLE

     The table below sets forth certain elements of compensation for the named executive officers of the Company or the Bank for the periods indicated.

                                     SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION           LONG-TERM
                                                                 COMPENSATION
(A)                           (B)       (C)        (D)         (E)          (F)             (G)
                                                                         SECURITIES         ALL
                                                            RESTRICTED   UNDERLYING        OTHER
NAME AND PRINCIPAL           YEAR    SALARY($)  BONUS($)      STOCK       OPTIONS/      COMPENSA-
    POSITION                                                  AWARDS       SARs         TION ($)(1)
                                                                            (#)
======================================================================================================
J. DONALD BOGGUS, JR.         1996     $65,000    $ 6,500                      -             $4,361
President and Chief           1995     50,000       5,000                      -                 87
 Executive Officer of the     1994      46,000     10,000                      -
 Company and the Bank

------------------------------------------------------------------------------------------------------
ROBERT C. KENKNIGHT           1996    $322,286          -                    2,500           $9,050
Executive Vice President      1995     283,364          -                      -              5,064
 of the Bank; President of    1994     176,375          -                      -              5,064
 the Bank's Mortgage
 Division

------------------------------------------------------------------------------------------------------
MICHAEL P. LEDDY              1996    $125,000    $25,000                    1,500           $5,008
Senior Vice President of      1995    112,500       9,000                    5,000              864
 the Bank in Charge of        1994    110,864      25,000                      -                864
 Secondary Mortgage
 Marketing

------------------------------------------------------------------------------------------------------

(1) Other compensation represents insurance premiums paid by the Company on group term life insurance in excess of $50,000 and car allowance.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning stock options granted during 1996 to the named executive officers. No stock appreciation rights ("SARs") were granted in 1996.

                               INDIVIDUAL GRANTS
(A)                         (B)             (C)            (D)           (E)
                         NUMBER OF      PERCENT OF
                         SECURITIES     TOTAL
NAME                     UNDERLYING     OPTIONS/SARS
                         OPTIONS/       GRANTED TO     EXERCISE OR
                         SARS           EMPLOYEES IN   BASE PRICE    EXPIRATION
                         GRANTED (#)    FISCAL YEAR    ($/SHARE)     DATE
=================================================================================
J. Donald Boggus, Jr.       N/A             N/A            N/A           N/A
Robert C. KenKnight        2,500 (1)        28%          $13.00     May 01, 2006
---------------------------------------------------------------------------------
Michael P. Leddy           1,500(1)         17%          $13.00     May 01, 2006
---------------------------------------------------------------------------------

(1) One- third of the options granted to Messrs. KenKnight and Leddy become exercisable on May 1, of each of 1999, 2000, and 2001.

                    AGGREGATED OPTION/SAR EXERCISES IN 1996
                      AND 1996 YEAR-END OPTION/SAR VALUES

     The following table shows stock options exercised by the named executive officers during 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1996. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock. No SARs were outstanding in 1996.

(A)                          (B)          (C)             (D)                 (E)
                                                                            VALUE OF
                                                       NUMBER OF          UNEXERCISED
                                                      SECURITIES          IN-THE-MONEY
                                                      UNDERLYING        OPTIONS/SARS AT
                                                      UNEXERCISED          FY-END ($)
                            SHARES                  OPTIONS/SARS AT
                          ACQUIRED       VALUE         FY-END (#)       EXERCISABLE(E)/
         NAME            ON EXERCISE   REALIZED                         UNEXERCISABLE(U)
                             (#)          ($)       EXERCISABLE(E)/
                                                    UNEXERCISABLE(U)

======================================================================================

J. Donald Boggus, Jr.          0      N/A             6,000 (E)          $15,000 (E)
                                                        -0- (U)          $     0 (U)
Robert C. KenKnight            0      N/A             3,333 (E)          $ 4,166 (E)
                                                      9,167 (U)          $ 8,950 (U)
--------------------------------------------------------------------------------------
Michael P. Leddy               0      N/A               -0- (E)          $     0 (E)
                                                      6,500 (U)          $     0 (U)
--------------------------------------------------------------------------------------
A. James Elliott               0      N/A               400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------
Charles R. Fendley             0      N/A             1,400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------
Harry C. Howard                0      N/A               400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------
Arthur Howell                  0      N/A             1,400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------
Michael W. Lowe                0      N/A             1,400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------
L. Edmund Rast                 0      N/A             1,400 (E)          $     0 (E)
                                                        -0- (U)          $     0 (U)
--------------------------------------------------------------------------------------


EXECUTIVE EMPLOYMENT AGREEMENT

     Robert C. KenKnight, the President of CMS and Executive Vice President of the Bank, has entered into an employment agreement with the Company. In addition to Mr. KenKnight's salary, he is entitled to incentive compensation in the form of cash and shares of restricted stock based on a percentage of the total added value of the Bank's mortgage division and CMS. In the event the Bank or the Company is acquired and Mr. KenKnight's employment is terminated as a result of such acquisition, the employment agreement authorizes a severance payment approximately equal to 12 months of annual compensation in effect at such time plus any accrued incentive compensation.

CERTAIN TRANSACTIONS

     Directors and executive officers of the Company and the Bank and certain business organizations and individuals associated with such persons have been customers of and have had banking transactions with the Bank in the ordinary course of business. Such transactions include loans, commitments, lines of credit, and letters of credit. Such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time for comparable transactions with other persons, and did not and do not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions with such persons and businesses are anticipated in the future.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its and the Company's directors, nominees for director, executive officers, five percent shareholders, and their associates. All loans included in such transactions have been made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. At December 31, 1996, the amount of credit extended to directors, executive officers, principal shareholders and their associates was approximately $2,216,122, or 28.9% of the Company's consolidated shareholders equity.

INFORMATION CONCERNING THE COMPANY'S INDEPENDENT AUDITOR

     The certified public accounting public firm of Mauldin & Jenkins was the independent auditor for the Company during the year ended December 31, 1996. Representatives of Mauldin & Jenkins are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. At a meeting held on April 28, 1996, the Board of Directors of the Company approved the engagement of Mauldin & Jenkins as its independent auditors for the fiscal year ending December 31, 1996.

     During the two most recent fiscal years and through the date hereof, the Company has not consulted with Mauldin & Jenkins on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor as (described in Regulation S-B, Item 304 (a)(2)).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than ten percent shareholders are required by SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than ten percent beneficial owners were complied with by such persons.

OTHER BUSINESS

     Management of the Company does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgement.


SHAREHOLDER'S PROPOSALS FOR THE 1998 ANNUAL MEETING

     Proposals from Shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company on or before November 24, 1997 to be eligible for inclusion in the Company's Proxy Statement and Proxy related to that meeting.

REVOCABLE PROXY

                           CRESCENT BANKING COMPANY
          REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 1997

The undersigned hereby appoints J. Donald Boggus, Jr. and Harry C. Howard, or either of them, each with full power of substitution, as proxies to vote all shares of the $1.00 par value common stock of Crescent Banking Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Thursday, April 17, 1997, at 2:00 p.m., local time, at Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, and at any postponement or adjournment thereof (the "Annual Meeting").

SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENTS AS SPECIFIED ON THIS PROXY AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY COME PROPERLY BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE FOR APPROVAL OF THE PROPOSAL.

The Board of Directors recommends a Vote "For" the following proposal:

ELECTION OF DIRECTORS:  Authority for the election of Arthur Howell and Michael
W. Lowe as Class III directors each to serve until the Annual Meeting of Shareholders in 2000 or until their successors are elected and qualified.


     FOR                            WITHHOLD AUTHORITY
         -----                                         -----
     both nominees listed above     to vote for nominees
     (except as marked to           written below.
     the contrary below)
                                    __________________________________________

Please sign exactly as name appears on the label below. When shares are held by joint tenants both should sign. When signing as attorney, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporated name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

COMMON SHARES:                            DATED:  ________________, 1997

ACCOUNT NUMBER:



                                          ____________________________________
                                          Signature

                                          _____________________________________
                                          Signature if held jointly


PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
FURNISHED.
THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.